SEMIANNUAL REPORT
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



                                Patriot Premium
                                Dividend Fund II

                                 APRIL 30, 1999







                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                    -----------------------------------------
                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                Stephen L. Brown
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                        CUSTODIAN AND TRANSFER AGENT FOR
                               COMMON SHAREHOLDERS
                          State Street Bank and Trust
                          Company 225 Franklin Street
                          Boston, Massachusetts 02110

                            TRANSFER AGENT FOR DARTS
                            The Chase Manhattan Bank
                              450 West 33rd Street
                            New York, New York 10001

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803


                   Listed New York Stock Exchange Symbol: PDT
                           For shareholder assistance
                                refer to page 15
                 ----------------------------------------------

============================CHAIRMAN'S MESSAGE==================================

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------


As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements are nearly done, and the tests of all our systems are on schedule for completion by the end of July. The rest of 1999 will be spent testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning. No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/s/Edward J. Boudreau, Jr.
-------------------------------------------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

             By Gregory K. Phelps for the Portfolio Management Team

                              John Hancock Patriot
                            Premium Dividend Fund II


               Shifting period for preferred and utility stocks;
               -------------------------------------------------
                           both groups lag the market
                           --------------------------

Preferred stocks and utility common stocks - the Fund's two primary focuses - marched along different paths during the past six months, although both wound up posting disappointing returns. Worried that protracted economic problems overseas would curtail U.S. economic growth, droves of investors gravitated to highly secure U.S. Treasuries as the period began last November. In the process, they shunned preferred stocks and all other fixed-income paying securities. During that same month, however, global tumult benefited utility common stocks, which had a myriad of things going for them. Their attractiveness stemmed from their lack of exposure to foreign economies, their long history of performing in tandem with the Treasury market, their reputation for providing consistent earnings growth even in periods of economic weakness and their high dividend yields.

         By December, however, the winds started to shift significantly on evidence that the U.S. economy's strength wasn't abating and that many foreign economies appeared poised to turn the corner. Improving economic sentiment fanned fears that inflation - a fixed-income investor's enemy - would pick up. In addition, fewer investors felt the need to seek the safety and security of Treasuries. From December through the end of the period in April, investors sent bond yields - which move in the inverse direction of their prices - higher. Along with deteriorating bond prices came a sell-off of utility stocks, which

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Patriot Premium Dividend Fund II. Caption below reads "Fund management team members (l-r): Sylvester Marquardt, Mark Maloney, Beverly Cleathero and Gregory Phelps."]
--------------------------------------------------------------------------------

"Preferred stocks and utility common stocks...marched along different paths..."

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II

"...the Fund has been forced to surrender to calls some of its higher-yielding preferred stocks..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into five sections (from top to left): Short-Term Investments & Other 3%, Industrials 7%, Financials 24%, Preferred Stock Utilities 33% and Common Stock Utilities 33%. A note below the chart reads "As a percentage of net assets on April 30, 1999."]
--------------------------------------------------------------------------------

suffered further from an exodus of investors seeking faster-growing groups of stocks among Internet-related and other technology companies. At the same time, preferred stocks - aided by diminished supply - began to gain ground on poor-performing Treasuries. In April, utility common stocks staged another strong rebound, when cyclical stocks, including utilities, came back into favor as stock-market leadership broadened out.

Performance and strategy review

For the six months ended April 30, 1999, the Fund posted a total return of 1.61% at net asset value. By comparison, the Dow Jones Utility Average had a total return of 5.19% in the same period and the average preferred stock closed-end fund returned 4.04%, according to Lipper, Inc.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Montana Power followed by an up arrow with the phrase "Excitement over fiber-optic business." The second listing is MCN Energy Group followed by a down arrow with the phrase "Earnings disappointments, write-offs." The third listing is Lasmo America followed by an up arrow with the phrase "Higher energy prices." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

Throughout the period, we maintained our long-term focus on DRD-eligible preferred stocks, which offer distinct tax advantages to corporate investors. We also continued to focus on finding securities with good call protection, which means issuers can't redeem them before a specified date. Call protection is important because it allows us to hang on to stocks with higher-than-average dividend yields when interest rates are falling.

         The supply of DRD-eligible preferred stocks shrunk by about 22% in 1998, according to one estimate, a direct result of issuers' exercising their call provisions in light of falling interest rates. So far in 1999, issuers - prompted by continued low rates - have announced plans to call an additional estimated $1 billion of preferred stocks in the near future. From a technical standpoint, calls largely have been beneficial for the DRD-eligible preferred market because they have reduced available supply, while demand has remained fairly constant. At the same time, however, the Fund has been forced to surrender to calls some of its higher-yielding preferred stocks and reinvest the proceeds in securities that offer the Fund lower dividend yields - a direct by-product of low interest rates.

         In many cases, we used the proceeds from preferred stocks called away from us to buy attractively priced utility common stocks beginning in January, when their yields were relatively high - although still lower than the preferred stocks we had called away. From a historical perspective, the price-to-earnings ratios (P/Es) of utility common stocks have run about 65% to 70% of the P/E of the Standard & Poor's 500 Index. P/Es are one measure of how much you're paying for earnings. By the end of the period, however, the P/E of the average utility

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1999." The chart is scaled in increments of 1% with 0% at the bottom and 6% at the top. The first bar represents the 1.61% total return for John Hancock Patriot Premium Dividend Fund II. The second bar represents the 4.04% total return for Average preferred stock closed-end fund. The third bar represents the 5.19% total return for Dow Jones Utility Average. A note below the chart reads "The total return for John Hancock Patriot Premium Dividend Fund II is at net asset value with all distributions reinvested. The average preferred stock closed-end fund is tracked by Lipper, Inc. The Dow Jones Utility Average is an unmanaged index that measures the performance of the utility industry in the United States."]
--------------------------------------------------------------------------------

stock was only about 50% of the S&P. That's the cheapest utility stocks have been in 20 years. Furthermore, that relative cheapness came amid a good backdrop for utility stocks, as more and more utilities announced stock buybacks, merger and acquisition activity accelerated and the regulatory environment remained favorable.

Leaders and laggards

Among our best-performing preferred stocks was El Paso Tennessee Pipeline, which also was the Fund's largest holding at the end of the period. The stock rose when the company announced a planned merger with large pipeline/oil and gas producer Sonat. Montana Power, another of our largest holdings, also performed relatively well. The company benefited from the sale of its generating plants and from the fact that it is one of the lowest-cost electric producers in the country. But investors seemed most excited by Montana Power's participation in the high-growth business of building out a fiber-optic network. Another winner was oil and gas producer/explorer Lasmo America, which benefited from the surge in energy prices late in the period.

         As we mentioned earlier, utility companies wound up lagging as the period progressed. Even well-managed, highly respected companies such as BEC Energy were caught in the downturn, despite the company's plans for a large stock buyback and its success in selling off its electric generating plants at attractive prices. Even the fact that BEC is partnering with RCN Corporation to develop fast-growing cable, Internet access and local telephone service wasn't enough to help it escape from the electric sector's doldrums. Company-specific problems were the issue at natural gas provider MCN Energy Group, a Michigan-based gas distribution utility. A string of earnings disappointments and some significant one-time charges severely damaged the price of MCN stock.

Outlook

Assuming that the U.S. economy charts a moderate growth track and interest rates remain relatively stable, we're optimistic about both preferred and utility common stocks. That said, even a small rise in interest rates could cause market jitters. From a technical standpoint, the continued shrinking supply of DRD-eligible preferred stocks likely will work to that group's benefit. To the extent that investors become concerned about the sustainability of corporate earnings growth at large companies and in high-flying sectors such as technology, utility stocks could benefit.

"...continued shrinking supply of DRD-eligible preferred stocks likely will work to that group's benefit."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

===============================FINANCIAL STATEMENTS=============================

             John Hancock Funds - Patriot Premium Dividend Fund II


The Statement of Assets and Liabilities is the Fund's balance sheet on April 30, 1999. You'll also find the net asset value per share, for each Common Share, as of that date.

Statement of Assets and Liabilities
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Preferred stocks (cost - $184,351,790) ....................     $194,291,674
  Common stocks (cost - $83,970,486) ........................       96,825,677
  Short-term investments (cost - $4,287,735) ................        4,287,735
                                                                --------------
                                                                   295,405,086
 Receivable for investments sold ............................        1,312,336
 Dividends receivable .......................................        1,083,513
 Other assets ...............................................           34,761
                                                                --------------
                         Total Assets........................      297,835,696
                         -----------------------------------------------------
Liabilities:
 Payable for shares repurchased..............................        1,200,599
 DARTS dividend payable ......................................         343,332
 Common shares dividend payable ..............................       1,125,204
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ....................................         239,052
                                                                --------------
                         Total Liabilities ...................       2,908,187
                         -----------------------------------------------------
Net Assets:
  Dutch Auction Rate Transferable Securities Preferred
   Shares Stock Series A (DARTS) - Without par value,
   unlimited number of shares of beneficial interest
   authorized, 500 shares issued, liquidation preference
   of $100,000 per share - Note A.............................      50,000,000
                                                                --------------
 Dutch Auction Rate Transferable Securities Preferred
  Shares Stock Series B (DARTS) - Without par value,
  unlimited number of shares of beneficial interest
  authorized, 500 shares issued, liquidation preference
  of $100,000 per share - Note A..............................      50,000,000
                                                                --------------
 Common Shares -
 Without par value, unlimited number of shares of
  beneficial interest authorized, 15,002,724 shares
  issued and outstanding......................................     168,433,934
 Accumulated net realized gain on investments.................       3,312,420
 Net unrealized appreciation of investments ..................      22,798,000
 Undistributed net investment income..........................         383,155
                                                                --------------
                         Net Assets applicable to
                         Common Shares ($12.99 per
                         share based on 15,002,724
                         shares outstanding)..................     194,927,509
                         -----------------------------------------------------
                         Net Assets ..........................    $294,927,509
                         =====================================================


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
Investment Income:
 Dividends ...................................................      $9,597,292
 Interest ....................................................          81,594
                                                                --------------
                                                                     9,678,886
                                                                --------------
 Expenses:
  Investment management fee - Note B .........................       1,219,056
  Administration fee - Note B ................................         147,022
  DARTS and auction fees .....................................         128,245
  Compliance systems fee .....................................          55,488
  Custodian fee ..............................................          33,194
  Auditing fee ...............................................          24,234
  Printing and postage .......................................          24,194
  Transfer agent fee .........................................          16,807
  Federal excise tax .........................................          10,907
  Trustees' fees .............................................           8,852
  Miscellaneous ..............................................           4,971
  Legal fees .................................................           1,750
                                                                --------------
                          Total Expenses......................       1,674,720
                          ----------------------------------------------------
                          Net Investment Income...............       8,004,166
                          ----------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold .......................       3,312,420
 Change in net unrealized appreciation/depreciation
  of investments .............................................      (6,228,797)
                                                                --------------
                          Net Realized and Unrealized
                          Loss on Investments .................     (2,916,377)
                          ----------------------------------------------------
                          Net Increase in Net Assets
                          Resulting from Operations ...........      5,087,789
                          ====================================================
                          Distribution to DARTS
                          Shareholders ........................     (1,964,704)
                          ----------------------------------------------------
                          Net Increase in Net Assets
                          Applicable to Common
                          Shareholders Resulting from
                          Operations Less DARTS
                          Distributions .......................     $3,123,085
                          ====================================================

                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Patriot Premium Dividend Fund II


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                                 SIX MONTHS ENDED
                                                                                                YEAR ENDED        APRIL 30, 1999
                                                                                             OCTOBER 31, 1998       (UNAUDITED)
                                                                                             ----------------    ----------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ...................................................................      $16,368,852           $8,004,166
 Net realized gain on investments sold ...................................................        4,327,150            3,312,420
 Change in net unrealized appreciation/depreciation of investments .......................       10,319,164           (6,228,797)
                                                                                             --------------        -------------
  Net Increase in Net Assets Resulting from Operations ...................................       31,015,166            5,087,789
                                                                                             --------------        -------------
Distributions to Shareholders:
 DARTS Series A - ($4,082 and $1,953 per share, respectively) - Note A ...................       (2,041,034)            (976,712)
 DARTS Series B - ($4,087 and $1,976 per share, respectively) - Note A ...................       (2,043,628)            (987,992)
 Common Shares - Note A:
  Dividends from accumulated net investment income
   ($0.9000 and $0.4159 per share, respectively)..........................................      (13,501,756)          (6,239,016)
  Distributions from net realized gain on investments sold
   (none and $0.0341 per share, respectively) ............................................           --                 (511,828)
                                                                                             --------------        -------------
  Total Distributions to Shareholders ....................................................      (17,586,418)          (8,715,548)
                                                                                             --------------        -------------
Net Assets:
 Beginning of period......................................................................      285,126,520          298,555,268
                                                                                             --------------        -------------
 End of period (including undistributed net investment income of $582,709 and
  $383,155, respectively) ................................................................     $298,555,268         $294,927,509
                                                                                             ==============        =============
Analysis of Common Shareholder Transactions:

                                                                                                               SIX MONTHS ENDED
                                                                                      YEAR ENDED               APRIL 30, 1999
                                                                                     OCTOBER 31, 1998            (UNAUDITED)
                                                                                -------------------------  -----------------------
                                                                                 SHARES          AMOUNT      SHARES        AMOUNT
                                                                                ---------     -----------  ----------   ----------
Shares outstanding, beginning of period ......................................  15,002,724   $166,252,942  15,002,724  $168,433,934
Reclassification of net realized long-term gains retained on investments sold
 (net of federal income taxes of $1,213,501)..................................      --          2,253,646       --          --
Reclassification of capital accounts..........................................      --            (72,654)      --          --
                                                                                ----------   ------------  ----------  ------------
Shares outstanding, end of period.............................................  15,002,724   $168,433,934  15,002,724  $168,433,934
                                                                                ==========   ============  ==========  ============




The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassifications of share capital amounts, and the number of Common Shares outstanding at the beginning and the end of the period for the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Patriot Premium Dividend Fund II


Financial Highlights

Selected data for a Common Share outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                                            YEAR ENDED OCTOBER 31,                 SIX MONTHS ENDED
                                                              _________________________________________________     APRIL 30, 1999
                                                                1994       1995       1996      1997      1998        (UNAUDITED)
                                                               ------     ------    -------   -------    ------    ----------------

Per Share Operating Performance
Net Asset Value, Beginning of Period........................    $13.65     $9.67     $11.88    $11.76     $12.34        $13.23
                                                              --------   -------   --------  --------   --------      --------
Net Investment Income                                             1.10      1.31       1.19      1.16       1.09          0.53
Net Realized and Unrealized Gain (Loss) on Investments           (3.61)     2.02      (0.06)     0.75       0.97         (0.19)
                                                              --------  --------   --------  --------   --------      --------
    Total from Investment Operations                             (2.51)     3.33       1.13      1.91       2.06          0.34
                                                              --------  --------   --------  --------   --------      --------
Less Distributions:
Dividends to DARTS Shareholders                                  (0.22)    (0.30)     (0.28)    (0.27)     (0.27)        (0.13)
Dividends to Common Shareholders from Net Investment Income      (0.93)    (0.82)     (0.97)    (1.06)     (0.90)        (0.42)
Distributions to Common Shareholders from Net Realized
 Short-Term Capital Gains on Investments                         (0.32)      --         --        --         --          (0.03)
                                                               -------- --------   --------  --------   --------      --------
    Total Distributions                                          (1.47)    (1.12)     (1.25)    (1.33)     (1.17)        (0.58)
                                                               -------- --------   --------  --------   --------      --------
Net Asset Value, End of Period                                   $9.67    $11.88     $11.76    $12.34     $13.23        $12.99
                                                               ======== ========   ========  ========   ========      ========
Per Share Market Value, End of Period                           $8.875   $10.750    $10.875   $11.500    $12.125       $11.063
Total Investment Return, at Market Value                       (20.91%)   31.24%      9.86%    16.12%     13.51%        (5.15%)(5)
Ratios and Supplemental Data
Net Assets Applicable to Common Shares, End of Period
 (000s omitted)                                               $145,120  $178,200   $176,504  $185,127   $198,555      $194,928
Ratio of Expenses to Average Net Assets (1)                      2.04%     2.17%      1.98%     1.89%      1.72%         1.72%(6)
Ratio of Net Investment Income to Average Net Assets (2)         9.95%    12.34%     10.15%     9.71%      8.24%         8.22%(6)
Portfolio Turnover Rate                                            52%       87%        35%       41%        27%           13%

Senior Securities
Total DARTS Series A Outstanding (000s omitted)                $50,000   $50,000    $50,000   $50,000    $50,000       $50,000
Total DARTS Series B Outstanding (000s omitted)                $50,000   $50,000    $50,000   $50,000    $50,000       $50,000
Asset Coverage per Unit (3)                                   $244,639  $276,974   $272,651  $284,939   $302,763      $289,433
Involuntary Liquidation Preference DARTS A per Unit (4)       $100,000  $100,000   $100,000  $100,000   $100,000      $100,000
Involuntary Liquidation Preference DARTS B per Unit (4)       $100,000  $100,000   $100,000  $100,000   $100,000      $100,000
Approximate Market Value per Unit (4)                         $100,000  $100,000   $100,000  $100,000   $100,000      $100,000

(1) Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.27%, 1.33%, 1.26%, 1.21%, 1.14% and 1.14%, respectively.
(2) Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 6.20%, 7.58%, 6.47%, 6.24%, 5.48% and 5.44%, respectively.
(3) Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date.
(4) Plus accumulated and unpaid dividends.
(5) Not annualized.
(6) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.



                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Patriot Premium Dividend Fund II

Schedule of Investments
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Fund on April 30, 1999. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                      MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES        VALUE
-------------------                            ----------------       ------

PREFERRED STOCKS
Agricultural Operations (1.59%)
 Ocean Spray Cranberries, Inc.,
  6.25% (R)...................................        45,000        $4,691,250
                                                                    ----------
Automobile/Trucks (2.03%)
 General Motors Corp., 9.12%,
  Depositary Shares, Ser G ...................       208,800         5,976,900
                                                                    ----------
Banks - Foreign (0.85%)
 Australia and New Zealand Banking
  Group Ltd., 9.125% (Australia) .............        51,200         1,411,200
 Banco Bilbao Vizcaya International
  (Gibraltar) Ltd., 9.75% Gtd Ser A,
  American Depositary Receipt (Spain) ........        40,000         1,082,500
                                                                    ----------
                                                                     2,493,700
                                                                    ----------
Banks - United States (9.48%)
 ABN AMRO North America, Inc., 6.59%,
  Ser H (R) ..................................         4,000         4,260,000
 ABN AMRO North America, Inc., 8.75%,
  Ser A (R) ..................................         1,060         1,197,800
 Chase Manhattan Corp., 10.84%,
  Ser C ......................................       137,376         4,035,420
 Chase Manhattan Corp., 9.76%,
  Ser B ......................................        68,000         1,776,500
 Fleet Financial Group,  Inc., 6.75%,
  Ser VI 97,000 5,383,500
 Fleet Financial Group,  Inc., 9.35%,
  Depositary Shares ..........................       175,700         4,667,031
 J.P. Morgan & Company, Inc., 6.625%,
  Depositary Shares, Ser H ...................       100,000         5,375,000
 Republic New York Corp., $2.8575 ............        25,000         1,275,000
                                                                    ----------
                                                                    27,970,251
                                                                    ----------


                                                                      MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES        VALUE
-------------------                            ----------------       ------

Broker Services (7.86%)
 Bear Stearns Cos., Inc., 5.49%,
  Ser G .......................................      139,300        $6,198,850
 Lehman Brothers Holdings, Inc., 5.67%,
  Depositary Shares, Ser D ....................       75,000         3,262,500
 Lehman Brothers Holdings, Inc., 5.94%,
  Ser C .......................................      100,000         4,712,500
 Merrill Lynch & Co., Inc., 9.00%,
  Depositary Shares, Ser A ....................      132,300         4,126,106
 Morgan Stanley Group, Inc., 7.75%,
  Depositary Shares ...........................       91,000         4,868,500
                                                                    ----------
                                                                    23,168,456
                                                                    ----------
Diversified Operations (0.52%)
 Grand Metropolitan Delaware, L.P., 9.42%,
  Gtd Ser A ...................................       54,000         1,528,875
                                                                    ----------
Finance (5.82%)
 Citigroup, Inc., 6.213%,
  Ser G .......................................       96,000         5,040,000
 Citigroup, Inc., 6.231%,
  Depositary Shares, Ser H ....................       64,500         3,354,000
 Citigroup, Inc., 6.365%,
  Depositary Shares, Ser F ....................       28,500         1,514,062
 Citigroup, Inc., 8.40%,
  Depositary Shares, Ser K ....................      160,000         4,400,000
 Coastal Finance I, 8.375% ....................       60,000         1,511,250
 SI Financing Trust I, 9.50%, Gtd Pfd Sec
  & Purchase Contract .........................       50,100         1,340,175
                                                                    ----------
                                                                    17,159,487
                                                                    ----------
Leasing Companies (0.81%)
 AMERCO, 8.50%,
  Ser A .......................................       90,300         2,392,950
                                                                    ----------
Oil & Gas (3.80%)
 Anadarko Petroleum Corp., 5.46%,
  Depositary Shares ...........................       50,348         4,581,668
 Lasmo America Ltd., 8.15%  (R) ...............       20,000         2,045,000
 PennzEnergy Co., 6.49%,
  Ser A .......................................       50,000         4,600,000
                                                                    ----------
                                                                    11,226,668
                                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Patriot Premium Dividend Fund II

                                                                      MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES        VALUE
-------------------                            ----------------       ------

Utilities (33.12%)
 Alabama Power Co., 5.20% .....................      254,000        $6,350,000
 Avista Corp., $1.24,
  Ser L, Conv .................................      172,400         2,790,724
 Baltimore Gas & Electric Co., 6.70%,
  Ser 1993 ....................................       10,000         1,115,000
 Baltimore Gas & Electric Co., 6.99%,
  Ser 1995 ....................................       30,000         3,450,000
 Boston Edison Co., 4.78% .....................       35,785         3,149,080
 El Paso Tennessee Pipeline Co., 8.25%,
  Ser A .......................................      181,100        10,051,050
 Florida Power & Light Co., 6.75%,
  Ser U .......................................       33,000         3,679,500
 Hawaiian Electric Industries Capital
  Trust I, 8.36% ..............................       50,000         1,281,250
 Idaho Power Co., 7.07% .......................       14,000         1,561,000
 Indianapolis Power & Light Co., 5.65% ........       11,150         1,142,875
 Massachusetts Electric Co., 6.99% ............       16,500         1,837,687
 MCN Michigan, L.P., 9.375%,
  Ser A .......................................       50,000         1,275,000
 Monongahela Power Co., 7.73%,
  Ser L .......................................       45,500         5,164,250
 Montana Power Co., $6.875 ....................       50,000         5,562,500
 PSI Energy, Inc., 6.875% .....................       45,430         5,099,518
 Public Service Electric & Gas Co., 6.92% .....       45,500         5,107,375
 Puget Sound Energy, Inc., 7.45%,
  Ser II ......................................      155,711         4,301,516
 Puget Sound Energy, Inc., 8.50%,
  Ser III .....................................      124,405         3,172,327
 Sierra Pacific Power Capital I, 8.60% ........       32,000           832,000
 Sierra Pacific Power Co., $3.90,
  Ser C .......................................       13,476           673,800
 Sierra Pacific Power Co., 7.80%,
  Ser 1 (Class A) .............................      153,986         4,311,608
 South Carolina Electric & Gas Co., 6.52% .....       50,000         5,581,250
 TDS Capital Trust I, 8.50% ...................      147,215         3,680,375
 TDS Capital Trust II, 8.04% ..................       71,600         1,772,100
 Texas Utilities Electric Co., $1.875,
  Dep Shares, Ser A ...........................      122,380         3,273,665
 Texas Utilities Electric Co., $7.98 ..........       34,500         3,976,125
 UtiliCorp Capital, L.P., 8.875%,
  Ser A .......................................       95,000         2,440,312
 Virginia Electric & Power Co., $6.98 .........       35,000         3,928,750
 Virginia Electric & Power Co., $7.05 .........       10,000         1,122,500
                                                                    ----------
                                                                    97,683,137
                                                                    ----------
                         TOTAL PREFERRED STOCKS
                            (Cost $184,351,790)      (65.88%)      194,291,674
                                                   ---------       -----------


                                                                      MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES        VALUE
-------------------                            ----------------       ------

COMMON STOCKS
 Utilities (32.83%)
 Ameren Corp. .................................       57,000        $2,205,188
 BEC Energy ...................................       90,000         3,825,000
 Cinergy Corp. ................................      105,000         3,130,313
 Conectiv, Inc. ...............................      135,000         3,231,562
 Conectiv, Inc. (Class A) .....................       20,100           704,756
 Consolidated Edison, Inc. ....................       15,000           681,563
 Dominion Resources, Inc. .....................       79,700         3,277,663
 DPL, Inc. ....................................      207,000         3,700,124
 DTE Energy Co. ...............................       90,500         3,693,531
 Duke Energy Corp. ............................       37,500         2,100,000
 Eastern Enterprises ..........................       71,900         2,583,906
 Edison International .........................       78,000         1,911,000
 Florida Progress Corp. .......................      176,250         6,785,625
 Hawaiian Electric Industries, Inc. ...........       27,000           960,188
 Interstate Energy Corp. ......................      199,900         5,759,619
 KeySpan Energy ...............................       70,000         1,872,500
 KN Energy, Inc. ..............................       42,500           876,563
 LG&E Energy Corp. ............................       40,000           872,500
 MCN Energy Group, Inc. .......................       60,000         1,196,250
 Montana Power Co. ............................      103,300         7,702,306
 Nevada Power Co. .............................       75,000         1,935,938
 New Century Energies, Inc. ...................       17,000           595,000
 New England Electric System ..................      116,750         5,779,125
 Northern States Power Co. ....................       60,000         1,447,500
 OGE Energy Corp. .............................      100,000         2,368,750
 PacifiCorp ...................................       56,900           949,519
 Peoples Energy Corp. .........................        1,100            41,113
 Potomac Electric Power Co. ...................      150,500         4,402,125
 Public Service Enterprise Group, Inc. ........       15,000           600,000
 Puget Sound Energy, Inc. .....................      215,400         5,317,688
 Reliant Energy, Inc. .........................       82,300         2,330,119
 Sempra Energy ................................       56,812         1,178,849
 Southern Co. .................................       80,000         2,165,000
 Teco Energy, Inc. ............................      144,000         3,069,000
 Texas Utilities Co. ..........................       29,000         1,152,750
 UtiliCorp United, Inc. .......................      120,000         2,932,500
 Western Resources, Inc. ......................      120,900         3,286,969
 WPS Resources Corp. ..........................        6,800           203,575
                                                                    ----------
                            TOTAL COMMON STOCKS
                             (Cost $83,970,486)      (32.83%)       96,825,677
                                                   ---------        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Patriot Premium Dividend Fund II


                                       INTEREST        PER VALUE         MARKET
ISSUER, DESCRIPTION                      RATE        (000s OMITTED)      VALUE
-------------------                      ----        --------------      -----


SHORT-TERM INVESTMENTS
Oil & Gas (1.45%)
Chevron USA, Inc., 05-03-99.......        4.80%         $4,289      $4,287,735
                                                      --------    ------------
                   TOTAL SHORT-TERM INVESTMENTS         (1.45%)      4,287,735
                                                      --------    ------------
                              TOTAL INVESTMENTS       (100.16%)    295,405,086
                                                      --------    ------------
              OTHER ASSETS AND LIABILITIES, NET         (0.16%)       (477,577)
                                                      --------    ------------
                               TOTAL NET ASSETS       (100.00%)   $294,927,509
                                                      ========    ============


(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $12,194,050 or 4.13% of net assets as of April 30, 1999.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated. The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                        SEE NOTES TO FINANCIAL STATEMENTS

========================NOTES TO FINANCIAL STATEMENTS===========================

             John Hancock Funds - Patriot Premium Dividend Fund II

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Patriot Premium Dividend Fund II (the "Fund") is a diversified closed-end management investment company, registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the Common Shares each business day.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

         The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through October 31, 1998, which have no effect on the Fund's net assets, net investment income or net realized gains.

         The Fund has the option and has chosen to retain and pay the applicable federal tax on $3,467,147 of its net long-term capital gain for the fiscal period ended October 31, 1998.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED STOCK SERIES A AND SERIES B (DARTS) The Fund issued 598 shares of DARTS Series A and 598 shares of DARTS Series B concurrently with the issuance of its Common Shares in the public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and has been reset every 49 days thereafter by auction. Dividend rates on the DARTS Series A and Series B ranged from 3.59% to 4.07% and 3.54% to 4.27%, respectively, during the period ended April 30, 1999. During the year ended October 31, 1990, the Fund retired 98 shares of DARTS from both Series A and Series B. The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date.

         The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respects to the DARTS, as defined in the Fund's By-Laws.

========================NOTES TO FINANCIAL STATEMENTS===========================

             John Hancock Funds - Patriot Premium Dividend Fund II

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.50% of the Fund's average weekly net assets, plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1% annually of the Fund's average weekly net assets. For the period ended April 30, 1999, the advisory fee incurred did not exceed the maximum advisory fee allowed.

         The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to 0.10% of the Fund's average weekly net assets.

         Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as other assets. The deferred compensation liability and the related other assets are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1999 the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $2,925.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1999, aggregated $38,639,240 and $44,117,549, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1999.

         The cost of long-term investments owned at April 30, 1999, for federal income tax purposes was $272,610,011. Gross unrealized appreciation and depreciation of investments aggregated $28,166,191 and $5,371,116, respectively, resulting in net unrealized appreciation of $22,795,075 for federal tax purposes.

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

         The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders. Holders of Common Shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders may join the Plan by filling out and mailing an authorization card showing an election to revisit all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 no later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank, or nominee to participate in the Plan.

         If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, after such date except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholder's meetings of the

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II

Fund will include those shares purchased as well as shares held pursuant to the Plan.

         There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

         The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

YEAR 2000 COMPLIANCE

The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the issuers in which the Fund invests, the Fund's operations or financial markets generally.

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Patriot Premium Dividend Fund II, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone: (800) 426-5523

         If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING (UNAUDITED)

On March 18, 1999, the Annual Meeting of John Hancock Patriot Premium Dividend Fund II (the "Fund") was held to elect five Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

         The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:
                                                                     WITHHELD
                                                  FOR               AUTHORITY
                                                  ---               ---------

Stephen L. Brown                               10,774,207             160,289
James F. Carlin                                10,779,465             155,031
William H. Cunningham                          10,774,207             160,289
John P. Toolan                                 10,777,465             157,031

         The preferred shareholders elected Harold R. Hiser, Jr. to serve until his successor is duly elected and qualified, with the votes tabulated as follows: 524 FOR and 0 WITHHELD AUTHORITY.

         The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending October 31, 1999, with the votes tabulated as follows: 10,745,631 FOR, 47,822 AGAINST and 141,567 ABSTAINING.

================================================================================

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